EXHIBIT 10.30 - New York Workers Compensation and Liability Insurance

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	090	04/06/2015 TO 04/06/2016	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

MP 925

INFORMATION PAGE NEW POLICY

THIS POLICY INCLUDES THESE ENDORSEMENTS AND/OR SCHEDULES:

EXPERIENCE RATING IS MANDATORY FOR ALL ELIGIBLE INSUREDS. THE EXPERIENCE RATING MODIFICATION FACTOR, IF ANY, APPLICABLE TO THIS POLICY MAY CHANGE IF THERE IS A CHANGE IN YOUR OWNERSHIP OR IN THAT OF ONE OR MORE OF THE ENTITIES ELIGIBLE TO BE COMBINED WITH YOU FOR EXPERIENCE RATING PURPOSES. CHANGE IN OWNERSHIP INCLUDES SALES, PURCHASES, OTHER TRANSFERS, MERGERS, CONSOLIDATIONS, DISSOLUTIONS, FORMATIONS OF A NEW ENTITY AND OTHER CHANGES PROVIDED FOR IN THE APPLICABLE EXPERIENCE RATING PLAN MANUAL. YOU MUST REPORT ANY CHANGE IN OWNERSHIP, IN WRITING, WITHIN 90 DAYS OF SUCH CHANGE. FAILURE TO REPORT SUCH CHANGES WITHIN THIS PERIOD MAY RESULT IN REVISION OF THE EXPERIENCE RATING MODIFICATION FACTOR USED TO DETERMINE YOUR PREMIUM.

THE CATASTROPHE PREMIUM CHARGED UNDER CODE 7445 IS NOT SUBJECT TO EXPERIENCE RATING IF ANY. THE CATASTROPHE PREMIUM IS BASED ON THE PAYROLL SHOWN FOR CODE 7405.

THIS POLICY COVERS THE FOLLOWING ENTITY

BALTIA AIRLINES INC. 1-0 EFF: 04/06/2015

THIS POLICY COVERS THE FOLLOWING LOCATION

JOHN F. KENNEDY INTL AIRPORT 1-9 EFF: 04/06/2015
BLDG 151 RM 361
JAMAICA NY 11430

THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS. ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE BY AUDIT.

THIS IS NOT A BILL. IMPORTANT PREMIUM CALCULATION, PLEASE RETAIN FOR YOUR RECORDS.
FOR ATTACHMENT TO WORKERS' COMPENSATION - EMPLOYERS' LIABILITY POLICY
(SEE REVERSE SIDE FOR CONDITIONS)

NIF10S / NIF10SV1 (01/1980)

[0000000000016574649][0001-000023579188][][14106-01][INFOPAGE-INFOPG][01-00016]

CONDITIONS

1. THE POLICY ISSUED BY THE STATE INSURANCE FUND IS A CONTINUOUS ONE AND REMAINS IN EFFECT UNTIL CANCELLED.

2. THIS DOCUMENT NEITHER REINSTATES THE POLICY IF PREVIOUSLY CANCELLED NOR RESCINDS ANY OUTSTANDING CANCELLATION NOTICE.

3. FOR THE PURPOSE OF SERVING NOTICE, THIS ASSURED AGREES THAT THE ADDRESS SHOWN ON PAGE ONE OF THIS DOCUMENT IS BOTH BUSINESS AND RESIDENCE ADDRESS OF THIS ASSURED AND/OR ANY REPRESENTATIVE OF THIS ASSURED UPON WHOM NOTICE MAY BE SERVED.

4. PURSUANT TO CHAPTER 55 OF THE LAWS OF 1992, ALL CHECKS RETURNED UNPAID WILL BE SUBJECT TO A $20 ADMINISTRATIVE FEE.

Policyholders with annual deposit premium of $1,000 or more can elect to pay the deposit premium via our extended payment plan. Once the initial deposit on your premium has been paid, the remaining balance can be paid in installments through the tenth month your policy year.

A $10 policy service charge will apply to each installment bill for policies issued or renewed January 1, 1999 and later.

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	090	04/06/2015 TO 04/06/2016	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

MP 925

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

INFORMATION PAGE NEW POLICY

CODE	CLASSIFICATION DESCRIPTION	ESTIMATED PAYROLL	X RATE PER $100	= SIF MANUAL RATE PREMIUM
7405	AVIATION-SCHED CARR-FLYING CREW	600,000	3.34	20,040.00
7445	NONRATABLE ELEMENT CLASS 7405	IF ANY	0.67	4,020.00
8810	CLERICAL OFFICE EMPLOYEES NOC-U	200,000	0.31	620.00
8809	EXECUTIVE OFFICERS N.O.C. ETC-U	130,000	0.32	416.00
7403	AVIATION-NOT FLYING CREW	130,000	8.48	11,024.00

1. SIF MANUAL RATE PREMIUM.	36,120.00
2. EXPENSE CONSTANT	250.00
3. SIF BASE PREMIUM	36,370.00
4. TERRORISM PREMIUM.	614.80
5. NATURAL DISASTER AND CATASTROPHE PREMIUM	127.20
6. TOTAL TERRORISM PREMIUM(TERRORISM + DISASTER).	742.00
7. EST. ANNUAL SIF PREMIUM + TOTAL TERRORISM PREMIUM. . .	37,112.00
8. ASSESSMENT CHARGE 13.2% OF (ITEM 7 LESS ITEM 2). . . .	4,865.78
9. EST. ANN SIF PREM + TOTAL TERRORISM PREM + ASSMT . . .	41,977.78
10. DEPOSIT REQUIRED 25% OF ITEM 9	10,494.45

THE REMAINING BALANCE CAN BE PAID IN 9 INSTALLMENT(S). A $10 SERVICE CHARGE WILL APPLY TO EACH INSTALLMENT. YOU MAY PAY THE FULL ESTIMATED AMOUNT IF YOU WISH.

NIF2S / NIF10SV1 (01/1980)

[0000000000000016574649][0001-000023579188][][14106-01][INFOPAGE-INFOPG][01-00016]

An Explanation of Key NYSIF Workers' Compensation Premium Charges for 2014-2015

THE STATE INSURANCE FUND
199 CHURCH STREET, NEW YORK, N.Y. 10007
888-875-5790

Document Type: INFORMATION PAGE	Group No:	Period Covered: *	R.B. File No:

Policy No:
Date:
Document Number:

SAMPLE

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

INFORMATION PAGE RENEWAL POLICY

THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS. ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE BY AUDIT.

CODE CLASSIFICATION DESCRIPTION	ESTIMATED PAYROLL	X RATE PER $100	= SIF MANUAL RATE PREMIUM
7219 TRUCKMEN-NOC-ALL EMPL INCL DRVRS-U	102,300	16.65	17,032.95

1. SIF MANUAL RATE PREMIUM.	17,032.95
2. EXPENSE CONSTANT	250.00
3. SIF BASE PREMIUM	17,282.95
4. TERRORISM PREMIUM.	59.33
5. NATURAL DISASTER AND CATASTROPHE PREMIUM	12.28
6. TOTAL TERRORISM PREMIUM(TERRORISM + DISASTER).	71.61
7. SIF BASE PREMIUM + TOTAL TERRORISM PREMIUM	17,354.56
8. STATE FUND DIFFERENTIAL 15% OF ITEM 1.	2,554.94
9. EST. ANNUAL SIF PREMIUM + TOTAL TERRORISM PREMIUM. . .	19,909.50
10. ASSESSMENT CHARGE 13.8% OF (ITEM 9 LESS ITEM 2). . . .	2,713.01
11. TEMPORARY ASSMT CREDIT (SEE ASSMT NOTICE).	1,139.39CR
12. EST. ANN SIF PREM + TOTAL TERRORISM PREM + ASSMT . . .	21,483.12
13. DEPOSIT REQUIRED 25% OF ITEM 12.	5,370.78

THE REMAINING BALANCE CAN BE PAID IN 9 INSTALLMENT(S). A $10 SERVICE CHARGE WILL APPLY TO EACH INSTALLMENT. YOU MAY PAY THE FULL ESTIMATED AMOUNT IF YOU WISH.

Expense Constant

A policy fee charged on every workers' compensation policy, regardless of premium size, to compensate for the basic costs of administering the policy.

Terrorism Premium

Terrorism Premium is a charge on all workers' compensation policies to account for possible terrorist acts not otherwise considered in the computation of premium. The total payroll is divided by 100 and multiplied by the terrorism rate.

For non-payroll classes the premium for terrorism is calculated as a percentage, multiplied by the non-payroll class premium.

Natural Disaster and Catastrophe Premium

Natural Disaster and Catastrophe Premium is a charge on all workers' compensation policies to account for possible natural disasters and catastrophes not otherwise considered in the computation of premium. The total payroll is divided by 100 and multiplied by the rate for Natural Disasters and Catastrophic Industrial Accidents. For non-payroll classes the premium is calculated as a percentage, multiplied by the non-payroll class premium.

State Fund Discount or Differential

A credit or debit applied to manual rate premium based on underwriting evaluation of an insured's risk.

Assessment Charge

An amount assessed by the Workers' Compensation Board to cover the costs of the Board in administering the workers' compensation system and in financing various special funds that the Board administers. A separate notice provides further explanation of this charge.

Temporary Assessment Credit

Due to the changes in the Workers' Compensation Law, assessments are now being calculated under a new formula. The temporary assessment credit offsets any increase you would have been required to pay NYSIF, for the Board's assessments, had the prior calculation methodology been used. This credit does not apply to policies which were incepted January 1, 2014, or after. If your policy was incepted prior to 2014 please see the separate notice for further information.

For a detailed explanation of all premium components find the Policyholder section under Products & Services at nysif.com, click "About WC Premium and Billing" and go to "WC Premium Components."

If you would like to speak to a customer service representative please call **888-875-5790** Monday through Friday from 8:00 a.m. to 5:00 p.m.

GLOSSV1(1/2014)
[0000000000001657465001001-0000235791881][14106-01][INFOPAGE-INFOPG][01-0001 6]

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	090	04/06/2015 TO 04/06/2016	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

Interest & Service Charge Endorsement

THIS POLICY IS AMENDED BY ADDING THE FOLLOWING THREE PARAGRAPHS TO "PART FOUR" PARAGRAPH "E". PREMIUM PAYMENTS: IF YOUR ANNUAL DEPOSIT PREMIUM IS $1,000 OR MORE, YOU MAY ELECT TO PAY THE DEPOSIT PREMIUM VIA OUR EXTENDED PAYMENT PLAN. ONCE THE INITIAL DEPOSIT ON YOUR PREMIUM HAS BEEN PAID THE REMAINING BALANCE CAN BE PAID IN INSTALLMENTS THROUGH THE TENTH MONTH OF YOUR POLICY YEAR. THERE WILL BE A SERVICE CHARGE OF $10 PER INSTALLMENT FOR THOSE WHO OPT FOR AN EXTENDED PAYMENT PLAN.

POLICYHOLDERS WITH AN AUDIT PREMIUM DUE OF $30 OR MORE MAY ALSO ELECT TO PAY THIS PREMIUM VIA A PAYMENT PLAN. THE SEPARATE TERMS OF THE AUDIT PREMIUM PAYMENT PLAN WILL BE SHOWN ON THE MONTHLY STATEMENTS. INTEREST WILL BE CHARGED AT A RATE OF 1% PER MONTH (12% APR) ON THE OUTSTANDING AUDIT BALANCE. THIS IS IN ADDITION TO THE $10 PER MONTH SERVICE CHARGE DESCRIBED ABOVE.

PAYMENT OF ANY AMOUNT LESS THAN THE FULL PREMIUM, WHETHER DEPOSIT OR AUDIT, WILL BE DEEMED A REQUEST FOR AN EXTENSION OF TIME TO PAY THAT WOULD RESULT IN INTEREST AND/OR SERVICE CHARGES AS SET FORTH IN THE BILLING STATEMENT.

[000000000000016574651][0001-000023579188][][14106-01][INFOPAGE-INFOPG][01-00016]

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	090	04/06/2015 TO 04/06/2016	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

MP 925

TERRORISM RISK INSURANCE PROGRAM REAUTHORIZATION ACT DISCLOSURE ENDORSEMENT

This endorsement addresses the requirements of the Terrorism Risk Insurance Act of 2002 as amended and extended by the Terrorism Risk Insurance Reauthorization Act of 2007. It serves to notify you of certain limitations under the Act, and that your insurance carrier is charging premium for losses that may occur in the event of an Act of Terrorism.

Your policy provides coverage for workers compensation losses caused by Acts of Terrorism, including workers compensation benefit obligations dictated by state law. Coverage for such losses is still subject to all terms, definitions, exclusions, and conditions in your policy, and any applicable federal and/or state laws, rules, or regulations.

Definitions:

The definitions provided in this endorsement are based on and have the same meaning as the definitions in the Act. If words or phrases not defined in this endorsement are defined in the Act, the definitons in the Act will apply.

"Act" means the Terrorism Risk Insurance Act of 2002, which took effect on November 26, 2002, and any amendments thereto resulting from the Terrorism Risk Insurance Program Reauthorization Act of 2007.

"Act of Terrorism" means any act that is certified by the Secretary of the Treasury, in concurrence with the Secretary of State, and the Attorney General of the United States as meeting all of the following requirements:

a. The act is an act of terrorism.
b. The act is violent or dangerous to human life, property or infrastructure.
c. The act resulted in damage within the United States, or outside of the United States in the case of the premises of United States missions or certain air carriers or vessels.
d. The act has been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

"Insured Loss" means any loss resulting from an act of terrorism (and, except for Pennsylvania, including an act of war, in the case of workers compensation) that is covered by primary or excess property and casualty insurance issued by an insurer if the loss occurs in the United States or at the premises of United States missions or to certain air carriers or vessels.

"Insurer Deductible" means, for the period beginning on January 1, 2008, and ending on December 31, 2014, an amount equal to 20% of our direct earned premiums, over the calendar year immediately preceding the applicable Program Year.

"Program Year" refers to each calendar year between January 1, 2008 and December 31, 2014 as applicable.

Limitation of Liability

The Act limits our liability to you under this policy. If aggregate Insured Losses exceed $100,000,000,000 in a Program Year and if we have met our Insurer Deductible, we are not liable for the payment of any portion of the amount of Insured Losses that exceeds $100,000,000,000; and for aggregate Insured Losses up to $100,000,000,000, we will pay only a pro rata share of such Insured Losses as determined by the Secretary of the Treasury.

Policyholder Disclosure Notice

1. Insured Losses would be partially reimbursed by the United States Government. If the aggregate industry Insured Losses exceed $100,000,000 in a Program year, the United States Government would pay 85% of our Insured Losses that exceed our Insurer Deductible.

2. Notwithstanding item 1 above, the United States Government will not make any payment under the Act for any portion of Insured Losses that exceeds $100,000,000,000.

3. The premium charge for the coverage your policy provides for Insured Losses is included in the amount shown in item 4 of the Information Page or in the schedule below.

Schedule

State	Rate
New York State	Rate per $100 of Payroll $.058
	Non-payroll Base Exposures 2.9% of the State Fund manual rate premium

The State Insurance Fund

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	**090**	**04/06/2015 TO 04/06/2016**	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

MP 925

CATASTROPHE (OTHER THAN CERTIFIED ACTS OF TERRORISM) PREMIUM ENDORSEMENT

This endorsement is notification that your insurance carrier is charging premium to cover the losses that may occur in the event of a Catastrophe (other than Certified Acts of Terrorism) as that term is defined below. Your policy provides coverage for workers compensation losses caused by a Catastrophe (other than Certified Acts of Terrorism).

This premium charge does not provide funding for Certified Acts of Terrorism Contemplated under the Terrorism Risk Insurance Program Reauthorization Act Disclosure Endorsement (TRI04), attached to this policy.

For purposes of this endorsement, the following definitions apply:

CATASTROPHE: (other than Certified Acts of Terrorism): Any single event, resulting from an Earthquake, Noncertified Act of Terrorism, or Catastrophic Industrial Accident, which results in aggregate workers compensation losses in excess of $50 million.

EARTHQUAKE: The shaking and vibration at the surface of the earth resulting from underground movement along a fault plane or from volcanic activity.

NONCERTIFIED ACT OF TERRORISM: An event that is not certified as an Act of Terrorism by the Secretary of Treasury pursuant to the Terrorism Risk Insurance Act of 2002 (as amended) but that meets all of the following criteria:

a. It is an act that is violent or dangerous to human life, property, or infrastructure;

b. The act results in damage within the United States, or outside of the United States in the case of the premises of United States missions or air carriers or vessels as those terms are defined in the Terrorism Risk Insurance Act of 2002 (as amended); and

c. It is an act that has been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

CATASTROPHIC INDUSTRIAL ACCIDENT: A chemical release, large explosion, or small blast that is localized in nature and affects workers in a small perimeter the size of a building.

The premium charge for the coverage your policy provides for workers compensation losses caused by a Catastrophe (other than Certified Acts of Terrorism) is shown in Item 4 of the Information Page or in the Schedule below:

SCHEDULE

Rate per $100 of Remuneration $.012

Non-Payroll Base Exposure $.007 of the State Fund Manual Rate Premium

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
	090	04/06/2015 TO 04/06/2016	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

MP 925

NOTIFICATION ENDORSEMENT OF PENDING LAW CHANGE TO TERRORISM RISK INSURANCE PROGRAM REAUTHORIZATION ACT OF 2007

This endorsement is being sent to you with respect to your workers compensation and employers liability insurance policy. This endorsement does not replace the separate Terrorism Risk Insurance Program Reauthorization Act Disclosure Endorsement that is attached to your current policy and which remains in effect as applicable.

The Terrorism Risk Insurance Act 2002 (TRIA) as previously amended and extended by the Terrorism Risk Insurance Program Reauthorization Act of 2007(TRIPRA),provides for a program under which the federal government will share in the payment of insured losses caused by certain acts of terrorism. In the absence of affirmative US Congressional action to extend,update, or otherwise reauthorize TRIPRA, in whole or in part,TRIPRA is scheduled to expire December 31, 2014.

Since the timetable for any further Congressional action respecting TRIPRA is unknown at this time, and exposure to acts of terrorism remains,we are providing our policyholders with relevant information concerning their workers compensation policies in effect on or after January 1,2014 in the event of TRIPRA's expiration.

Your policy provides coverage for workers compensation losses caused by acts of terrorism or war, including workers compensation benefit obligations dictated by state law, except in Pennsylvania where injuries or deaths resulting from certain war-related activities are excluded from workers compensation coverage. Coverage for such losses is still subject to all terms, definitions, exclusions, and conditions in your policy.

The premium charge for the coverage your policy provides for terrorism or war losses is shown in Item 4 of the Information Page or the Schedule in the Terrorism Risk Insurance Program Reauthorization Act Disclosure Endorsement that is attached to your policy, and this amount may continue or change for new, renewal, and in-force policies in effect on or after December 31, 2014 in the event of TRIPRA's expiration, subject to regulatory review in accordance with applicable state law.

You need not do anything further at this time.

TRIOSPLV1 (1/2014)

[0000000000016574654][0001-000023579188][][14106-01][INFOPAGE-INFOPG][01-00016]

THE STATE INSURANCE FUND

199 Church St, New York, NY, 10007-1100
(888) 875-5790

Document Type:	Group No:	Period Covered: *	R.B. File No:
INFORMATION PAGE	**090**	**04/06/2015 TO 04/06/2016**	

REPRESENTATIVE: 823831

AVIATION RISK MANAGEMENT
377 W VIRGINIA ST
CRYSTAL LAKE IL 60014

INSURED: Q 2357 918-8

BALTIA AIRLINES INC.
63-25 SAUNDERS STREET
REGO PARK NY 11374

Policy No:
Q 2357 918-8
Date:
04/15/2015
Document Number:
s023 775

* PERIOD OF COVERAGE BEGINS AND ENDS AT TWELVE AND ONE MINUTE O'CLOCK A.M. EASTERN STANDARD TIME

TYPE OF BUSINESS: CORPORATION

MP 925

PERSONAL PRIVACY PROTECTION LAW NOTIFICATION

INFORMATION YOU PROVIDE IS PROTECTED BY THE PERSONAL PRIVACY PROTECTION LAW

The authority to obtain the personal information requested herein is found in section 83 of the Workers'Compensation Law as supplemented by sections 450.1, 450.3 and 450.5 of Chapter VI of Title 12(c) of the Offical Compilation of Codes Rules and Regulations of the State of New York.

The principal purpose for which the information is sought is to assist The State Insurance Fund in processing your insurance policy coverage with The State Insurance Fund and its release is governed by the limitations of the Personal Privacy Protection Law.

This information will be maintained by the Director of Underwriting, The State Insurance Fund, 199 Church Street, New York, New York 10007.

[0000000000000016574655][0001-000023579188][][14106-01][INFOPAGE-INFOPG][01-00016]

NEW YORK WORKERS' COMPENSATION
POLICYHOLDER NOTICE OF RIGHT TO APPEAL

Policyholder Disputes

Policyholders are entitled to inquire, challenge and dispute issues relating to classification, ownership, premium auditing, and/or other New York Compensation Insurance Rating Board (NYCIRB) rulings or decisions pertaining to this policy.

Please refer to the Employer's Appeal Process noted below.

Inquiries may also be directed to the New York State Department of Financial Services (DFS) at:

http://www.dfs.ny.gov/about/contactus.htm#consumer

or by calling the Consumer Hotline at 800-342-3736 (Monday through Friday, 8:30 AM to 4:30 PM).

Policyholder Right to Appeal

An insured, or its representative, (hereafter referred to as "insured"), may appeal the application of a rule or procedure contained in the NY Workers Compensation & Employers Liability Manual. Rules or procedures are defined as those determinations, either by a carrier or the Rating Board, which define the variables which makeup the policy conditions.Examples include: classification codes, ownership information, premium audits, and any other determination which may affect the policy.

To be considered for review, a written request explaining the reason(s) for the appeal must be submitted to the Rating Board. Upon receipt of the request for review, the following actions will be taken:

1. A staff member will review the request and respond to the insured within sixty (60) days, in writing, acknowledging receipt of the request, granting the insured its request or sustaining its original ruling.

2. The insured, if not satisfied with the outcome in 1. above, may then request, in writing, a conference with members of the Rating Board staff. The request must state the nature of the complaint and contain any supporting documents. The appropriate Department Vice President or his or her designated representative, if appropriate, will preside at the conference.

3. If the dispute is not resolved at the conference, the insured may then appeal to the Underwriting Committee of the Rating Board for a hearing to consider the staff ruling. This appeal must be in writing and must specify the reason(s) for the appeal and the nature of the complaint.

   Following, receipt of the appeal, the insured will be notified regarding the time and place for the hearing. The appeal will be heard at the next Underwriting Committee meeting for which appropriate time can be given for this matter. Subsequent to the hearing, the insured will be advised, in writing, of the Underwriting Committee decision regarding its complaint.

4. If the Underwriting Committee ruling is not satisfactory to the insured, the insured may then request a hearing at the New York State Department of Financial Services to consider the decision of the Rating Board's Underwriting Committee.

5. The New York State Department of Financial Services decision may be appealed to a higher court, by either the insured or the Rating Board.

THE STATE INSURANCE FUND